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                             1998 INCENTIVE PLAN

                          NEW AMERICA NETWORK, INC.
                           (a Delaware corporation)

                        the predecessor-in-interest to

                       NEW AMERICA INTERNATIONAL, INC.
                           (a Maryland corporation)


                                   adopted


                                 May 28, 1998








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



                                                      TABLE OF CONTENTS



ARTICLE 1.

         PURPOSE OF THE PLAN......................................................................................1
         1.1.     Purpose.    ....................................................................................1

ARTICLE 2.

         SHARES SUBJECT TO AWARDS.................................................................................2
         2.1.     Number of Shares................................................................................2
         2.2.     Shares Subject to Terminated Awards.............................................................2
         2.3.     Character of Shares.............................................................................2
         2.4.     Limitations on Grants to Individual Participant.................................................3

ARTICLE 3.\

         ELIGIBILITY AND ADMINISTRATION...........................................................................3
         3.1.     Participants....................................................................................3
         3.2.     Awards to Participants..........................................................................3
         3.3.     Administration..................................................................................3

ARTICLE 4.

         PERFORMANCE-BASED AWARDS.................................................................................4

ARTICLE 5.

         OPTIONS..................................................................................................6
         5.1.     Grant of Options................................................................................6
         5.2.     Option Price....................................................................................6
         5.3.     Other Provisions................................................................................6

ARTICLE 6.

         STOCK APPRECIATION RIGHTS................................................................................7
         6.1.     Grant and Exercise..............................................................................7
         6.2.     Terms and Conditions............................................................................7



                                                                i

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



ARTICLE 7.

         RELOAD OPTIONS...........................................................................................8
         7.1.     Authorization of Reload Options.................................................................8
         7.2.     Reload Option Amendment.........................................................................8
         7.3.     Reload Option Price.............................................................................8
         7.4.     Term and Exercise...............................................................................9
         7.5.     Termination of Employment.......................................................................9
         7.6.     Applicability of Other Sections.................................................................9

ARTICLE 8.

         STOCK PURCHASE AWARDS....................................................................................9
         8.1.     Grant of Stock Purchase Award...................................................................9
         8.2.     Terms of Purchase Loans.........................................................................9
         8.3.     Security for Loans.............................................................................10
         8.4.     Termination of Employment......................................................................10
         8.5.     Restrictions on Transfer.......................................................................11

ARTICLE 9.

         RESTRICTED STOCK AWARDS..................................................................................11
         9.1.     Restricted Stock Awards.........................................................................11
         9.2.     Terms of Restricted Shares......................................................................12

ARTICLE 10.

         GENERALLY APPLICABLE PROVISIONS.........................................................................13
         10.1.    Option Period..................................................................................13
         10.2.    Fair Market Value..............................................................................13
         10.3.    Exercise of Options............................................................................13
         10.4.    Transferability................................................................................14
         10.5.    Termination of Employment......................................................................14
         10.6.    Death .........................................................................................15
         10.7.    Disability  ...................................................................................15
         10.8.    Amendment and Modification of the Plan.........................................................15

ARTICLE 11.

         ADJUSTMENTS.............................................................................................15
         11.1.    Adjustments ...................................................................................15


                                                                ii

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



ARTICLE 12.

         CHANGE IN CONTROL.......................................................................................16
         12.1.    Change in Control..............................................................................16

ARTICLE 13.

         MISCELLANEOUS...........................................................................................17
         13.1.    Tax Withholding................................................................................17
         13.2.    Right of Discharge Reserved....................................................................17
         13.3.    Nature of Payments.............................................................................17
         13.4.    Severability...................................................................................18
         13.5.    Gender and Number..............................................................................18
         13.6.    Tenure ........................................................................................18
         13.7.    Unfunded Plan..................................................................................18
         13.8.    Compliance with Rule 16b-3.....................................................................18
         13.9.    Governing Law..................................................................................19
         13.10.   Effectiveness and Termination of Plan..........................................................19
         13.11.   Captions ......................................................................................19


                          NEW AMERICA NETWORK, INC.
                             1998 INCENTIVE PLAN


                  NEW AMERICA NETWORK, INC., a Delaware corporation (the "Company"), and the predecessor-in-interest to New America International, Inc., a Maryland corporation, hereby establishes and adopts the following 1998 Incentive Plan (the "Plan").


                                   RECITALS

                  WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as directors, officers, employees and consultants of the Company and its subsidiaries by increasing their proprietary interest in the Company's growth and success.

                  WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of performance-based awards and incentive awards through grants of cash, stock options ("Options"), Stock Appreciation Rights (hereafter defined), Stock Purchase Awards (hereafter defined) and Restricted Stock Awards (hereafter defined), to those individuals whose judgment, initiative and efforts are responsible for the success of the Company.

                  NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:


                                  ARTICLE 1.

                             PURPOSE OF THE PLAN

                  1.1. Purpose. The purpose of the Plan is to assist the Company in attracting and retaining selected individuals to serve as directors, officers, employees and consultants of the Company who will contribute to the Company's success, and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company, through the receipt of monetary payments and through the additional incentive inherent in the ownership of common stock of the Company (the "Shares"). Further, the Plan is intended to assist the Company in aligning the interests of its directors, officers, employees and consultants to those of its shareholders.

                  Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "nonqualified stock options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in Section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the Plan, the term "Award" shall include a grant of cash, an Option, Stock Appreciation Rights, a Stock Purchase Award, a Restricted Stock Award, or any other award made under the terms of the Plan.


                                  ARTICLE 2.

                           SHARES SUBJECT TO AWARDS

                  2.1. Number of Shares. Subject to the adjustment provisions of Section 11.1 hereof, the aggregate number of Shares which may be issued under Awards under the Plan, whether pursuant to Performance-Based Awards, Options, Stock Appreciation Rights, Stock Purchase Awards or Restricted Stock Awards shall not exceed 1,700,000. Approximately 80% of the Shares under the Plan are reserved for employees, directors, officers and consultants of the Company who are not also employees, directors, officers and consultants of Kranzco Realty Trust. No Options to purchase fractional Shares shall be granted or issued under the Plan. The Committee (as defined in Section 3.3(a)) shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights hereto shall be forfeited or otherwise eliminated. For purposes of this Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares:

                           (a)   issued or issuable pursuant to Options and
Stock Appreciation Rights that have been or may be exercised;

                           (b)   issued or issuable pursuant to
Performance-Based Awards and Stock Purchase Awards; and

                           (c)   issued as, or subject to issuance as a
Restricted Stock Award.

                  2.2. Shares Subject to Terminated Awards. The Shares covered by any unexercised portions of terminated Options granted under Articles 5 and 7, Shares forfeited as provided in Section 9.2(a) and Shares subject to any Awards which are otherwise surrendered by the Participant (as defined in Section 3.1) without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of Stock Appreciation Rights shall not again be available for the grant of Awards under the Plan.

                  2.3. Character of Shares. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

                  2.4. Limitations on Grants to Individual Participant. Subject to adjustments pursuant to the provisions of Section 11.1 hereof, the maximum number of Shares with respect to which Awards may be granted hereunder to any employee during any fiscal year shall be 250,000 Shares (the "Limitation"). If an Option is cancelled, the cancelled Option shall continue to be counted toward the Limitation for the year granted. An Option (or a Stock Appreciation Right) that is repriced during any fiscal year is treated as the cancellation of the Option (or a Stock Appreciation Right) and a grant of a new Option (or a Stock Appreciation Right) for purposes of the Limitation for that fiscal year.


                                  ARTICLE 3.

                        ELIGIBILITY AND ADMINISTRATION

                  3.1. Participants. Participants will consist of such directors, officers, employees and consultants of the Company and its subsidiaries as the Committee in its sole discretion determines to be responsible for the success and further growth and profitability of the Company and whom the Committee may designate from time to time to receive benefits under the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective benefits.

                  3.2. Awards to Participants. (a) Participants who receive Options under Articles 5 and 7 (including Stock Appreciation Rights under
Article 6) ("Optionees"), Performance-Based Awards under Article 4, Stock Purchase Awards under Article 8 or Restricted Stock Awards under Article 9 (in each case a Participant) shall consist of such directors, officers, employees and consultants of the Company or any of its subsidiaries or affiliates as the Committee shall select from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Participant under other portions of the Plan.

                           (b)   No Option which is intended to qualify as an
"incentive stock option" may be granted to any employee or Director who, at the time of such grant, owns, directly or in directly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined below) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five (5) years from the date such Option is granted.

                  3.3. Administration. (a) The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company consisting of not fewer than two

Directors of the Company (the directors of the Company being hereinafter referred to as the "Directors"). The Directors may remove from, add members to, or fill vacancies in the Committee. Unless otherwise determined by the Directors, each member of the Committee will be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code and the regulations thereunder.

                           (b)   Any Award to a member of the Committee shall be
on terms consistent with Awards made to other Directors who are not members of the Committee, except where the Award is approved or ratified by the Board of Directors of the Company (excluding persons who are also members of the Committee).

                           (c)   The Committee is authorized, subject to the
provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members.

                           (d)   Subject to the provisions of the Plan, the
Committee shall have authority, in its sole discretion, to make such determinations and interpretations of the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to it as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors, employees and Participants.

                           (e)   No member of the Board, no member of the
Committee and no employee of the Company shall be liable for any act or failure to act hereunder, by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except circumstances involving bad faith, gross negligence or fraud by such person, for any act or failure to act by the member or employee.


                                  ARTICLE 4.

                           PERFORMANCE-BASED AWARDS

                  4.1. General. (a) Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as "performance-based compensation"(as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"). Awards shall only qualify as Performance-Based Awards if, among other things, at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Section 162(m) of the Code and the regulations thereunder).

                           (b)   Performance-Based Awards may be granted to
Participants at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Participant. Such Performance-Based Awards may take the form of, without limitation, cash, Shares or any combination thereof.

                           (c)   The Committee shall set performance goals at
its discretion which, depending on the extent to which they are met, will determine the number and/or value of such Performance-Based Awards that will be paid out to the Participants, and may attach to such Performance-Based Awards one or more restrictions. The maximum amount of Performance-Based Awards to be awarded to any employee during any fiscal year shall be $1,000,000.

                  4.2. Stock Options and Stock Appreciation Rights. Stock Options and Stock Appreciation Rights granted under the Plan with an exercise price at or above the fair market value of the Shares on the date of grant should qualify as Performance-Based Awards.

                  4.3. Other Awards. Either the granting or vesting of Performance-Based Awards granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in Section 4.4 below. With respect to such Performance-Based Awards:

                           (1) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

                           (2) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

                           (3) after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

                  4.4. Performance Measures. The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.


                                  ARTICLE 5.

                                   OPTIONS

                  5.1. Grant of Options. (a) The Committee shall determine, within the limitations of the Plan, the Directors, officers, employees and consultants of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive stock options" or "nonqualified stock options;" provided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified stock options."

                           (b)   All Options granted pursuant to this Article 5
and Article 7 herein shall be authorized by the Committee and shall be evidenced in writing by stock option agreements ("Stock Option Agreements") in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Stock Option Agreement granting Options which are intended to qualify as "incentive stock options," are not inconsistent with Section 422 of the Code. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such option. Any individual who is granted an Option pursuant to this Article 5 and Article 7 herein may hold more than one Option granted pursuant to such Articles at the same time and may hold both "incentive stock options" and "nonqualified stock options" at the same time. To the extent that any Option does not qualify as an "incentive stock option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified stock option."

                  5.2. Option Price. Subject to Section 3.2(b), the option price per each Share purchasable under any "incentive stock option" granted pursuant to this Article 5 and any "non qualified stock option" granted pursuant to this Plan shall not be less than 100% of the Fair Market Value of such Share on the date of the grant of such Option.

                  5.3.    Other Provisions. Options granted pursuant to this
Article 5 shall be made in accordance with the terms and provision of Article 10 hereof and any other applicable terms and provisions of the Plan.

                                  ARTICLE 6.

                          STOCK APPRECIATION RIGHTS

                  6.1. Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Option granted under the Plan provided such rights are granted at the time of the grant of such Option. A "Stock Appreciation Right" is a right to receive cash or Shares, as provided in this Article 6, in lieu of the purchase of a Share under a related Option. A Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, and a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until, and then only to the extent that, the exercise or termination of the related Option exceeds the number of Shares not covered by the Stock Appreciation Rights. Stock Appreciation Rights may be exercised by the holder thereof (the "Holder"), in accordance with Section 6.2, by giving written notice thereof to the Company and surrendering the applicable portion of the related Option. Upon giving such notice and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 6.2. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

                  6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                           (a) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of the Plan.

                           (b) Upon the exercise of Stock Appreciation Rights, a Holder shall be entitled to receive up to, but no more than, an amount in cash or whole Shares equal to the excess of the then Fair Market Value of one Share over the option price per Share specified in the related Option multiplied by the number of Shares in respect of which the Stock Appreciation Right shall have been exercised. The Holder shall specify in his written notice of exercise, whether payment shall be made in cash or in whole Shares. Each Stock Appre ciation Right may be exercised only at the time and so long as a related Option, if any, would be exercisable or as otherwise permitted by applicable law.

                           (c) Upon the exercise of Stock Appreciation Rights, the Option or part thereof to which such Stock Appreciation Rights are related shall be deemed to have been exercised for the purpose of the limitation of the number of Shares to be issued under the Plan, as set forth in Section 2.1 of the Plan.

                           (d) With respect to Stock Appreciation Rights granted in connection with an Option that is intended to be an "incentive stock option," the following shall apply:

                                     (i)    No Stock Appreciation Rights shall
                                            be transferable by a Holder
                                            otherwise than by will or by the
                                            laws of descent and distribution,
                                            and Stock Appreciation Rights shall
                                            be exercisable, during the Holder's
                                            lifetime, only by the Holder.

                                    (ii)    Stock Appreciation Rights granted in
                                            connection with an Option may be
                                            exercised only when the Fair Market
                                            Value of the Shares subject to the
                                            Option exceeds the option price at
                                            which Shares can be acquired
                                            pursuant to the Option.


                                  ARTICLE 7.

                                RELOAD OPTIONS

                  7.1. Authorization of Reload Options. Concurrently with the award of any Option (such Option hereinafter referred to as the "Underlying Option") to any Participant in the Plan, the Committee may grant one or more reload options (each, a "Reload Option") to such Participant to purchase for cash or Shares a number of Shares as specified below. A Reload Option shall be exercisable for an amount of Shares equal to (i) the number of Shares delivered by the Participant to the Company to exercise the Underlying Option, and (ii) to the extent authorized by the Committee, the number of Shares used to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of Shares under the Plan at the time of such exercise. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions consistent with this Article 7, as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. The grant of a Reload Option will become effective upon the exercise of an Underlying Option or Reload Option by the Optionee by delivering to the Company Shares owned by the Optionee in payment of the exercise price and/or tax withholding obligations. Notwithstanding the fact that the Underlying Option may be an "incentive stock option," a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

                  7.2. Reload Option Amendment. Each Share Option Agreement shall state whether the Committee has authorized Reload Options with respect to the Underlying Option. Upon the exercise of an Underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Share Option Agreement.

                  7.3. Reload Option Price. The option price per Share payable upon the exercise of a Reload Option shall be the Fair Market Value of a Share on the date the grant of the Reload Option becomes effective.

                  7.4. Term and Exercise. Each Reload Option is fully exercisable immediately upon its grant. The term of each Reload Option shall be equal to the remaining option term of the Underlying Option.

                  7.5. Termination of Employment. No additional Reload Options shall be granted to Participants when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Participant's employment unless the Committee, in its sole discretion, shall determine otherwise.

                  7.6. Applicability of Other Sections. Except as otherwise provided in this Article 7, the provisions of Article 10 applicable to Options shall apply equally to Reload Options.


                                  ARTICLE 8.

                            STOCK PURCHASE AWARDS

                  8.1. Grant of Stock Purchase Award. The term "Stock Purchase Award" means the right to purchase Shares and to pay for such Shares through a loan made by the Company to the Participant (a "Purchase Loan") as set forth in this Article 8.

                  8.2.     Terms of Purchase Loans.

                           (a)      Purchase Loan.  Each Purchase Loan shall be
evidenced by a promissory note. The term of the Purchase Loan shall be for a period of years, as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of Shares from the Company at a purchase price equal to the Fair Market Value on the date of the Stock Purchase Award.

                           (b)      Interest on Purchase Loan.  A Purchase Loan
shall be non-interest bearing or shall bear interest at whatever rate the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

                           (c)      Forgiveness of Purchase Loan.  Subject to
Section 8.4 hereof, the Company may forgive the repayment of up to 100% of the principal amount of the Purchase Loan, subject to such terms and conditions as the Committee shall determine and set forth in the promissory note evidencing the Purchase Loan. A Participant's Purchase Loan can be prepaid at any time, and from time to time, without penalty.

                  8.3.     Security for Loans.

                           (a)      Stock Power and Pledge.  Purchase Loans
granted to Participants shall be secured by a pledge of the Shares acquired pursuant to the Stock Purchase Award. Such pledge shall be evidenced by a pledge agreement (the "Pledge Agreement") containing such terms and conditions as the Committee shall determine. The share certificates for the Shares purchased by a Participant pursuant to a Stock Purchase Award shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Stock Purchase Award). The Participant shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares. When the Purchase Loan and any accrued but unpaid interest thereon has been repaid or otherwise satisfied in full, the Company shall deliver to the Participant the share certificates for the Shares purchased by a Participant under the Stock Purchase Award. Purchase Loans shall be recourse or non-recourse with respect to a Participant, as determined by the Committee.

                           (b)      Release and Delivery of Stock Certificates
During the Term of the Purchase Loan. The Company shall release and deliver to each Participant certificates for Shares purchased by a Participant pursuant to a Stock Purchase Award, in such amounts and on such terms and conditions as the Committee shall determine, which shall be set forth in the Pledge Agreement.

                           (c)      Release and Delivery of Stock Certificates
Upon Repayment of the Purchase Loan. The Company shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Stock Purchase Award and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within ninety (90) days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those Shares then held by the Company in accordance with the Pledge Agreement.

                           (d)      Recourse Purchase Loans.  Notwithstanding
Sections 8.3(a), (b) and (c) above, in the case of a recourse Purchase Loan, the Committee may make a Purchase Loan on such terms as it determines, including without limitation, not requiring a pledge of the acquired Shares.

                  8.4.     Termination of Employment.

                           (a)      Termination of Employment by Death,
Disability or by the Company Without Cause; Change in Control. In the event of a Participant's termination of employment by reason of death, "disability" or by the Company without "cause", or in the event of a "change in control", the Committee shall have the right (but shall not be required) to forgive the remaining unpaid amount (principal and interest) of the Purchase Loan in whole or in part as of the date of such occurrence. "Change in Control", "disability" and "cause" shall have the respective meanings as set forth in the promissory note evidencing the Purchase Loan.

                           (b)      Termination of Employment.  Subject to
Section 8.4(a) above, in the event of a Participant's termination of employment for any reason, the Participant shall repay to the Company the entire balance of the Purchase Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable.

                  8.5. Restrictions on Transfer. No Award of Shares purchased through such an Award and pledged to the Company as collateral security for the Participant's Purchase Loan (and accrued but unpaid interest thereon) may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).


                                  ARTICLE 9.

                           RESTRICTED STOCK AWARDS

                  9.1. Restricted Stock Awards. (a) A grant of Shares made pursuant to this Article 9 is referred to as a "Restricted Stock Award." The Committee may grant to any Participant an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares, "Restricted Shares"). The terms of any Restricted Stock Award granted under this Plan shall be set forth in a written agreement (a "Restricted Stock Agreement") which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Stock Awards need not be the same for each Participant receiving such Awards.

                           (b)   Issuance of Restricted Shares.  As soon as
practicable after the date of grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company, Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company retroactive to the date of grant, if a Restricted Stock Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 9 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Stock Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.

                           (c)   Shareholder Rights.  Beginning on the date of
grant of the Restricted Stock Award and subject to execution of the Restricted Stock Agreement as provided in Sections 9.1(a) and (b), the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Stock Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held as prescribed in Section 9.1(b).

                           (d)    Restriction on Transferability.  None of the
Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

                           (e)    Delivery of Shares Upon Release of
Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 13.1, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

                  9.2.    Terms of Restricted Shares.

                          (a)    Forfeiture of Restricted Shares.  Subject to
Section 9.2(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Restricted Stock Agreement. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

                          (b)   Waiver of Forfeiture Period. Notwithstanding
anything contained in this Article 9 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Restricted Stock Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

                                 ARTICLE 10.

                       GENERALLY APPLICABLE PROVISIONS

                  10.1. Option Period. Subject to Section 3.2(b), the period for which an Option is exercisable shall not exceed five years from the date such Option is granted. After the Option is granted, the option period may not be reduced.

                  10.2. Fair Market Value. If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the "Fair Market Value" of a Share as of a specified date shall mean the average of the high and low price of the shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the average of the high and low sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

                  10.3. Exercise of Options. Options granted under the Plan shall be exercised by the Optionee (or by a Permitted Assignee) thereof (or by his or her executors, administrators, guardian or legal representative, as provided in Sections 10.6 and 10.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made within five (5) business days following the date of exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender), or (iv) with the consent of the Committee, any combination of (i), (ii) and (iii). In connection with a tender of previously acquired Shares pursuant to clause (iii) above, the Committee, in its sole discretion, may permit the Optionee to constructively exchange Shares already owned by the Optionee in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a shareholder subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

                  10.4. Transferability. No Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and such Option may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative. "Nonqualified stock options" and any Stock Appreciation Rights granted in tandem therewith are transferrable (together and not separately) by the Optionee or Holder, as the case may be, to any one or more of the following persons (each, a "Permitted Assignee"): (i) the spouse, parent, issue, spouse of issue, or issue of spouse ("issue" shall include all descendants whether natural or adopted) of such Optionee or Holder, as the case may be; (ii) a trust for the benefit of one or more of those persons described in clause (i) above or for the benefit of such Optionee or Holder, as the case may be, or for the benefit of any such persons and such Optionee or Holder, as the case may be; or (iii) an entity in which the Optionee or Holder or any Permitted Assignee thereof is a beneficial owner; provided, however, that such Permitted Assignee shall be bound by all of the terms and conditions of this Plan and shall execute an agreement satisfactory to the Company evidencing such obligation; provided further, however, that any transfer by a Optionee or Holder who is not then a Director of the Company to any Permitted Assignee shall be subject to the prior consent of the Committee; and provided further, however, that such Optionee or Holder shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with a Optionee's Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted pursuant to this Section 10.4.

                  10.5. Termination of Employment. In the event of the termination of employment of a Optionee or the separation from service of a consultant or Director (who is an Optionee) for any reason (other than death or disability as provided below), any Option(s) held by such Optionee (or its Permitted Assignee) under this Plan and not previously exercised or expired shall be deemed cancelled and terminated on the day of such termination or separation, unless the Committee decides, in its sole discretion, to extend the term of the Option for a period not to exceed three months after the date of such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 3.2(b)(ii) or 10.1 above.

                  10.6. Death. In the event a Optionee dies while employed or engaged as a consultant by, or during such Optionee's term as a Director of, the Company or any of its subsidiaries or affiliates, any Option(s) held by such Optionee (or its Permitted Assignee) and not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, or by the Permitted Assignee at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 3.2(b)(ii) or 10.1 above.

                  10.7. Disability. In the event of the termination of employment or engagement as a consultant or expiration of such Optionee's term as a Director, of an Optionee due to total disability, the Optionee, or his guardian or legal representative, or a Permitted Assignee shall have the unqualified right to exercise any Option(s) which have not been previously exercised or expired and which the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within one (1) year after such termination or separation or unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six (6) months after such termination or separation, the term of such Option shall be extended until six months after such termination or separation, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in
Section 3.2(b)(ii) or 10.1 above. The term "total disability" shall, for purposes of this Plan, be defined in the same manner as such term is defined in
Section 22(e)(3) of the Code.

                  10.8. Amendment and Modification of the Plan. The Compensation Committee of the Board of Directors of the Company may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that such Compensation Committee may not amend the Plan, without the approval of the Company's shareholders, to increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Article 11 hereof). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant (or a Permitted Assignee thereof) under any Award previously granted without such Participant's (or Permitted Assignee's) consent.


                                 ARTICLE 11.

                                 ADJUSTMENTS

                  11.1. Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other prop-

erty), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Options, (ii) the number and type of Shares subject to outstanding Options and Stock Appreciation Rights, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and pro vided further, that the number of Shares subject to any Option denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (collectively, a "Reorganization"), the Compensation Committee of the Board of Directors or the Board of Directors may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award. The determination of fair market value shall be made by the Compensation Committee of the Board of Directors or the Board of Directors, as the case may be, in their sole discretion.


                                 ARTICLE 12.

                              CHANGE IN CONTROL

                  12.1. Change in Control. (a) The terms of any Award may provide in the Stock Option Agreement, Restricted Stock Agreement, Purchase Loan or other document evidencing the Award, that upon a "Change in Control" of the Company (i) Options (and Stock Appreciation Rights) accelerate and become fully exercisable, (ii) restrictions on Restricted Stock lapse and the Shares become fully vested, (iii) Purchase Loans are forgiven in whole or in part, and (iv) such other additional benefits as the Committee deems appropriate shall apply. For purposes of this Plan, a "Change in Control" shall mean an event as described in the applicable documents evidencing the Award or such other event as determined in the sole discretion of the Board of Directors of the Company.

                          (b)   The Committee, in its discretion, may determine
that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the Participant or Holder, and such Participant or Holder shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Shares immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.


                                 ARTICLE 13.

                                MISCELLANEOUS

                  13.1. Tax Withholding. All payments or distributions made pursuant to the Plan to a Participant (or a Permitted Assignee thereof) shall be net of any applicable federal, state and local withholding taxes arising as a result of the grant of any Award, exercise of an Option or Stock Appreciation Rights or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Participant (or a Permitted Assignee thereof) such withholding taxes as may be required by law, or to otherwise require the Participant (or a Permitted Assignee thereof) to pay such withholding taxes. If the Participant (or a Permitted Assignee thereof) shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay withholding taxes, the Participant (or Permitted Assignee) make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Participant (or Permitted Assignee) pursuant to the Plan having an aggregate Fair Market Value equal to the withholding taxes.

                  13.2. Right of Discharge Reserved. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee, Director or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the em ployment or service of (or to demote or to exclude from future Options under the Plan) any such employee, Director or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee or Director.

                  13.3. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitutes a special incentive payment to the Participant or Holder and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Directors or directors of the applicable subsidiary or affiliate of the Company.

                  13.4. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

                  13.5. Gender and Number. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any mas culine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

                  13.6. Tenure. A Participant's right, if any, to continue to serve the Company as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

                  13.7. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

                  13.8. Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions or Rule 16b-3 (or its successors) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  13.9. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Maryland and construed accordingly.

                  13.10. Effectiveness and Termination of Plan. The Plan shall become effective upon the reincorporation merger (the "Merger") of New America Network, Inc., a Delaware corporation with and into New America International, Inc., a Maryland corporation. Notwithstanding any recapitalization that may occur in connection with the Merger, there will be no change in the number of Shares issuable pursuant to the Plan. Awards may be granted under the Plan at any time and from time to time on or prior to May 27, 2008, on which date the Plan will expire except as to Options, Awards and related Stock Appreciation Rights then outstanding under the Plan. Such outstanding Awards and Stock Appreciation Rights shall remain in effect until they have been exercised or terminated, or have expired.

                  13.11. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.